UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549
                         ----------

                  SCHEDULE 14A INFORMATION

                       Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
| | Preliminary Proxy Statement
| | Confidential, For Use of Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12


                FLORIDA ROCK INDUSTRIES, INC.

      (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------
(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------

     (5) Total fee paid:
------------------------------------------------------------------------

| | Fee paid previously with preliminary materials:
------------------------------------------------------------------------

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.

     (1) Amount previously paid:
------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:
------------------------------------------------------------------------

     (3) Filing Party:
------------------------------------------------------------------------

     (4) Date Filed:
------------------------------------------------------------------------

                     Preliminary Note

This revised Definitive Proxy Statement is being filed because the original Definitive Proxy Statement erroneously included the Preliminary Note and the caption "Preliminary Copy" from the revised Preliminary Proxy Statement filed on December 29, 2005. There have been no other changes to the proxy statement.

GENERAL OFFICE: 155 East 21st Street/P.O. Box 4667/Jacksonville,
 Florida 32201/ (904) 355-1781
FLORIDA  ROCK  INDUSTRIES  INC Mining, Ready  Mix  Concrete,  and
Construction Products


                                          January 2, 2006

Dear Shareholder:

      I am pleased to invite you to attend our Annual Meeting of Shareholders, which will be held on Wednesday, February 1, 2006, at 9 a.m. at our offices at 155 East 21st Street, Jacksonville, Florida.

     Details regarding the business to be conducted at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. At the meeting, I will report on the Company's operations and plans. We also will leave time for your questions.

      We hope that you are able to attend the meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope.

       Thank  you  for  your  ongoing  support  of  Florida  Rock
Industries, Inc.

                                   Sincerely,


                                   John D. Baker II
                                   President  and Chief Executive
                                   Officer

               2006 Annual Meeting of Shareholders

          Notice of Annual Meeting and Proxy Statement

                        TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders                  ii

Proxy Statement                                            1

Corporate Governance                                       5

Board Structure and Committee Membership                   7

Director Nomination Process                               11

Non-Employee Director Compensation                        13

Proposal No. 1 - Election of Directors                    14

Proposal  No.  2  -  Approval  of  Amended  Management  Incentive
Compensation Plan                                         17

Proposal   No.  3  -  Approval  of  Amendment  to   Articles   of
Incorporation                                             23

Shareholder Return Performance                            25

Compensation Committee Report                             27

Executive Compensation                                    32

Certain Relationships and Related Party Transactions      36

Common Stock Ownership of Certain Beneficial Owners       37

Common Stock Ownership by Directors and Executive Officers38

Audit Committee Report                                    39

Independent Registered Public Accounting Firm             40

Additional Information                                    42

Annex A - Standards of Board Independence                 44

Annex B - Audit Committee Charter                         46

Annex C - Amended Management Incentive Compensation Plan  50


                  FLORIDA ROCK INDUSTRIES, INC.
        155 East 21st Street, Jacksonville, Florida 32206



                            NOTICE OF
                 ANNUAL MEETING OF SHAREHOLDERS





TIME AND DATE                 9:00 a.m. on Wednesday, February 1,
                              2006

PLACE                         155 East 21st Street
                              Jacksonville, Florida

ITEMS OF BUSINESS             To  elect four  directors for a 3 year
                              term, one director for a 1 year term and two directors for a 2 year term.

                              To    approve   the   Amended
                              Management  Incentive Compensation
                              Plan.

                              To approve an amendment to the Articles
                              of Incorporation to increase the
                              authorized capital stock.

                              To transact such other business
                              as  may  properly come before  the
                              Annual     Meeting     and     any
                              adjournment or postponement.

RECORD DATE                   You  are  entitled to vote  if  you
                              were a shareholder of record at the
                              close   of   business  on   Monday,
                              December 13, 2005.

ANNUAL REPORT                 Our  2005  Annual Report, which  is
                              not  part  of the proxy  soliciting
                              materials, is enclosed.

PROXY VOTING                  Please  submit a proxy as  soon  as
                              possible so that your shares can be
                              voted  at the meeting in accordance
                              with your instructions.  If you are
                              a  shareholder  of record  and  you
                              attend   the   meeting,   you   may
                              withdraw  your proxy  and  vote  in
                              person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                                        Dennis D. Frick
                                             Secretary

This Proxy Statement and Proxy Card are being distributed on or about January 2, 2006.

                  FLORIDA ROCK INDUSTRIES, INC.
                       155 E. 21st Street
                   Jacksonville, Florida 32206


                         PROXY STATEMENT
           FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS
_________________________________________________________________

     The Board of Directors (the "Board") of Florida Rock Industries, Inc. is soliciting proxies for the Annual Meeting of Shareholders. You are receiving a proxy statement because you own shares of Florida Rock common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy statement describes the matters we would like you to vote on and provides information on those maters so you can make an informed decision.

     This proxy statement includes information relating to the proposals to be voted on at the meeting, the voting process, compensation of our directors and most highly paid officers, and other required information.

      In this proxy statement, unless otherwise indicated, the words "the Company," "Florida Rock," "we," "our" and "us" refer to Florida Rock Industries, Inc.

Purpose of the Annual Meeting

      The purpose of the Annual Meeting is to elect directors, to approve the Amended Management Incentive Compensation Plan and an increase in the authorized capital stock and to transact such other business as may properly come before the Annual Meeting.

Annual Meeting Admission

     You are invited to attend the meeting in person. The meeting will be held at 9:00 a.m. on Wednesday, February 1, 2006 at our offices at 155 East 21st Street, Jacksonville, Florida.

      No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual
Meeting.

Quorum

      A majority of the outstanding shares of our common stock must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes are not counted as shares present with respect to the matter on which the broker has not voted, however. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because
(i)  the  broker  has not received voting
instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

Shareholders Entitled to Vote

      Each share of our common stock outstanding as of the close of business on December 13, 2005, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were 65,567,292 shares of common stock issued and outstanding.

      Most Florida Rock shareholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

     * SHAREHOLDER OF RECORD - If your shares are registered directly in your name with Florida Rock's Transfer Agent, Wachovia Bank, N.A., you are the record shareholder of those shares and these proxy materials are being sent directly to you by Florida Rock. As the shareholder of record, you have the right to grant your voting proxy directly to Florida Rock or to vote in person at the meeting.

     * BENEFICIAL OWNER - If your shares are held in a stock brokerage account, by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and those proxy materials are being forwarded to you by your broker, trustee, or nominee who is considered the record shareholder of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use.

     * PROFIT SHARING PLANS - If your shares are held in your account in the Florida Rock Industries, Inc. Profit Sharing and Deferred Earnings Plan or the Arundel Corporation Profit Sharing and Deferred Earnings Plan (collectively, the "Profit Sharing Plan"), you are considered the beneficial owner of these shares and the trustee of the Profit Sharing Plan (or its nominee) is the shareholder of record. Participants in the Profit Sharing Plan may direct the trustee how to vote the shares allocated to their account by following the voting instructions contained on the proxy card. If voting instructions are not received for shares in the Profit Sharing Plan, those shares will be voted in the same proportion as the shares in the Profit Sharing Plan for which voting instructions are received.

Proposals  You  Are  Asked  to Vote On  and  the  Board's  Voting
Recommendations

      The following proposals are scheduled to be voted on at the
meeting.   Our  Board  recommends that you vote  your  shares  as
indicated below.

           Proposal:                    The Board's Voting
                                         Recommendation:

1.    The  Election  of   Seven                 "FOR"
Director Nominees                   Each nominee to the Board

2.   The  Approval of the Amended               "FOR"
Management  Incentive                Approval of the Amended
Compensation Plan                      Management Incentive
                                        Compensation Plan

3.   The Amendment of the Articles               "FOR"
     of Incorporation                Approval of the Amendment

      Other than the proposals described in this proxy statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, any of the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees is unavailable as a candidate for director, the proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

Required Vote

     The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

       The   approval   of   each other proposal requires the
affirmative "FOR" vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes, as described in the section above entitled Quorum. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not be included in vote totals and will have no effect on the outcome of any vote.

Voting Methods

      If you hold shares directly as the shareholder of record, you may vote by granting a proxy or, if you hold shares beneficially in street name, by submitting voting instructions to your broker or nominee. If you own shares beneficially as a participant in the Profit Sharing Plan, you may vote by submitting voting instructions to the trustee. Please refer to the summary instructions included on your proxy card or, for shares held in street name, the voting instructions card provided by your broker or nominee.

Changing Your Vote

      You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by voting in person at the Annual Meeting. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Counting the Vote

      In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" from one or more of the
nominees.   With respect to each other proposal, you may vote "FOR,"
"AGAINST," or "ABSTAIN." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the Profit Sharing Plan will be voted by the trustee as described in Shareholders Entitled to Vote on page 2.

Results of the Vote

      We will announce preliminary voting results at the meeting and publish final results in our Quarterly Report on Form 10-Q for the quarter ending March 31, 2006.

Delivery of Proxy Materials

      Securities and Exchange Commission rules now allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that shareholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each shareholder will continue to receive a separate proxy card or voting instruction card.

      Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by contacting John D. Milton, Jr. at (904) 355-1781 or by mail at 155 East 21st Street, Jacksonville, Florida 32206-2104.

      If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

List of Shareholders

      The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting for any purpose germane to the meeting. The list also will be available between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 155 East 21st Street, Jacksonville, Florida, by contacting the Secretary of the Company.

Cost of Proxy Solicitation

     Florida Rock will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

Transfer Agent

       Our Transfer Agent is Wachovia Bank, N.A. All communications concerning record shareholder accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting Wachovia Bank, N.A. at 1-800-829-8432, or in writing at Wachovia Bank, N.A., Corporate Trust Client Services NC-1153, 1525 West W.T. Harris Boulevard - 3C3, Charlotte, NC 28288-1153.

                      CORPORATE GOVERNANCE

Corporate Governance Guidelines

      The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The Board has adopted Corporate Governance Guidelines that, along with the charters of the Board committees, provide the framework for the governance of the Company. The Board's Corporate Governance and Nominating Committee is responsible for overseeing and reviewing the Guidelines at least annually, and recommending any proposed changes to the Board for approval. The Corporate Governance Guidelines are available on our Web site at www.flarock.com under Investor Relations - Corporate Governance Documents.

Meetings of Independent Directors

      Independent directors regularly meet in executive sessions without management and may select a director to facilitate the meeting. During the 2005 fiscal year, Mr. Carpenter presided at executive sessions of the independent directors.

Communication with Directors

     The Board of Directors has adopted the following process for shareholders to send communications to members of the Board. Stockholders may communicate with the Board or the chairs of the Audit Committee, the Compensation Committee, or the Corporate Governance and Nominating Committee, or with our independent directors, by sending a letter addressed to the Board of Directors, independent directors or appropriate committee chair to the following address: Florida Rock Industries, Inc., c/o Corporate Secretary, 155 East 21st Street, Jacksonville, Florida 32206.

      Communications are distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as:

            *    spam
            *    junk mail and mass mailings
            *    product inquiries and suggestions
            *    resumes and other forms of job inquiries
            *    surveys
            *    business solicitations or advertisements.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any outside director upon request.

Director Independence

      The Board has determined that a majority of our directors are independent of management. All of the members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee are independent directors. Pursuant to the New York Stock Exchange listing standards, the Board has adopted Standards of Board Independence (the "Standards") with respect to the determination of director independence. In accordance with these Standards, the Board must affirmatively determine that a director has no material relationship with the Company (directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company) other than as a director.

     The Standards specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with the Company or its independent auditor. The Standards also prohibit Audit Committee members from any direct or indirect financial relationship with the Company, and restrict commercial relationships of all directors with the Company. A copy of the Standards is attached hereto as Annex A.

     Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm's length with the Company and its subsidiaries, and to disclose any circumstances that might be perceived as a conflict of interest.

       The   Board  of  Directors  has  determined  that  Messrs.
Carpenter, Crozer, Delaney, Druce, Foley, Knott, and Walton are independent under the Standards and under the listing standards of the New York Stock Exchange.

Director Attendance at Annual Meeting of Shareholders

      The Company's policy is that our directors are expected to attend the Annual Meeting of Shareholders unless extenuating circumstances prevent them from attending. All of our then serving directors attended last year's Annual Meeting of Shareholders.

Business Conduct Policies

      We  believe  that operating with honesty and integrity  has earned  us  trust  from  our customers,  credibility  within  our communities, and dedication from our employees. Our senior executive and financial officers are bound by a Financial Code of Ethical Conduct. In addition, our directors, officers and employees are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct covers many topics, including conflicts of interest, confidentiality, fair dealing, protection and proper use of the Company's assets and compliance with laws, rules and regulations.

      Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the business conduct policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      The  Financial  Code of Ethical Conduct  and  the  Code  of
Business Conduct and Ethics are available on our Web site at www.flarock.com under Investor Relations - Corporate Governance
Documents.

            BOARD STRUCTURE AND COMMITTEE MEMBERSHIP

      The Board is divided into three classes serving staggered three-year terms. The Board has twelve directors and the following four committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Executive Committee. The membership during 2005 and the function of each Committee are described below.

      During fiscal 2005, the Board of Directors held five meetings. The Audit Committee held nine meetings since the end of fiscal 2004, and the Compensation Committee and the Corporate Governance and Nominating Committee each held two meetings since the end of fiscal 2004.  During the fiscal year ended September
30, 2005, the Executive Committee held no formal meetings, but acted on various resolutions by unanimous written consents. All of our directors attended at least 75% of the meetings of the Board and all committees on which the director served, except that Mr. Foley was unable to attend two meetings of the Board of Directors due to extenuating circumstances.

      The following chart shows the composition of the committees of the Board of Directors. Except for the Executive Committee, each of the committees of the Board is composed exclusively of independent directors.

 Director         Audit   Compensation  Corporate    Executive
 --------         -----   ------------  Governance   ---------
                                            and
                                        Nominating
                                        ----------
Edward L. Baker                                           X*
John D. Baker II                                          X
A.R. Carpenter     X                         X*
Robert P. Crozer                             X
John A. Delaney    X
J. Dix Druce Jr.   X*                        X
Luke  E.
 Fichthorn III
William P. Foley II            X
Francis X. Knott               X*
John D. Milton Jr.                                         X
William  H.                    X
   Walton III

     X - Committee Member               * -- Committee Chair

Audit Committee

      The Audit Committee assists the Board in its oversight of the integrity of the Company's financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company's independent auditor, and the performance of the Company's internal auditing department. In addition, the Audit Committee:

     * Reviews the annual audited and quarterly consolidated financial statements;

     * Reviews the Company's financial reporting process and disclosure and internal controls and procedures, including major issues regarding accounting principles and financial statement presentation, and critical accounting policies to be used in the consolidated financial statements;

     *    Reviews earnings press releases prior to issuance;

     * Appoints, oversees, and approves compensation of the independent auditor;

     * Reviews with the independent auditor the scope of the annual audit, including fees and staffing, and approves all audit and permitted non-audit services provided by the independent auditor;

     * Reviews findings and recommendations of the independent auditor and management's response to the recommendations of the independent auditor; and

     * Discusses policies with respect to risk assessment and risk management, the Company's major risk exposures, and the steps management has taken to monitor and mitigate such exposures.

     The Board of Directors has determined that all Audit Committee members are independent and financially literate and that the Chair of the Committee, J. Dix Druce, Jr., has financial management expertise under the New York Stock Exchange listing standards and qualifies as "audit committee financial expert" within the meaning of SEC regulations. The charter of the Audit Committee (as revised on December 7, 2005) is attached as Annex B and is available at www.flarock.com under Investor Relations - Corporate Governance Documents.

Compensation Committee

     Role of the Committee. The primary function of the Compensation Committee is to (1) discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers, and (2) prepare an annual report on executive compensation to be included in the Company's proxy statement. In addition, the Compensation Committee:

     * Reviews and approves the Company's goals and objectives relevant to the compensation of the Chairman of the Board and the Chief Executive Officer and evaluates their job performance in light of those goals and objectives;

     * Establishes compensation levels, including incentive and bonus compensation, for the Chairman and the Chief Executive Officer;

     * Reviews the performance of other senior executive officers and reviews and approves the compensation levels of the other senior executive officers;

     * Administers the Company's stock option plans and the Management Incentive Compensation Plan; and

     * Periodically reviews succession plans for senior executive officers.

      The charter of the Compensation Committee is available at www.flarock.com under Investor Relations - Corporate Governance
Documents.

     Compensation Committee Interlocks and Insider Participation. William P. Foley, II, Tillie K. Fowler, Francis X. Knott and
William H. Walton III served as members of the Compensation Committee during the 2005 fiscal year. None of the members of the

Compensation Committee (i) was an officer or employee of the Company or any of its subsidiaries during the fiscal year, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under the rules of the Securities and Exchange Commission requiring disclosure of certain relationships and related party transactions. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Corporate Governance and Nominating Committee.

     Under its Charter, the principal functions of the Corporate Governance and Nominating Committee are to (1) identify individuals who are qualified to serve on the Company's Board of Directors, (2) recommend for selection by the Board of Directors the director nominees for the next annual meeting of the shareholders or at any such time that there is a vacancy on the Board of Directors, (3) develop and recommend to the Board of Directors corporate governance principles with respect to the Company, and (4) oversee the evaluation of the Board and management of the Company. In addition, the Corporate Governance and Nominating Committee:

     *    Establishes criteria for Board membership;

     * Recommends to the Board directors to serve on other Board committees, monitors the functions of such committees and makes recommendations to the Board regarding the functions of such other committees;

     * Reviews and recommends changes to the Company's Corporate Governance Guidelines, Financial Code of Ethical Conduct and Code of Business Conduct and Ethics; and

     * Considers all requests by any director or executive officer for waivers of the Company's Financial Code of Ethical Conduct or Code of Business Conduct and Ethics.

     The  charter  of  the  Corporate Governance  and  Nominating
Committee   is   available  at  www.flarock.com  under   Investor
Relations - Corporate Governance Documents.

Executive Committee

      Edward L. Baker, John D. Baker II and John D. Milton, Jr. comprise the Executive Committee. To the extent permitted by law, the Executive Committee exercises the powers of the Board between meetings of the Board of Directors. During the fiscal year ended September 30, 2005, the Executive Committee held no formal meetings, but acted on various resolutions by unanimous written consents.

                   DIRECTOR NOMINATION PROCESS

Role of the Corporate Governance and Nominating Committee

       The Corporate Governance and Nominating Committee ("Committee") identifies individuals that the Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of shareholders of the Company at which directors will be elected. In the event there is a vacancy on the Board between meetings of shareholders, the Committee identifies individuals that the Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends one or more of such individuals for appointment to the Board.

Nominees Proposed by Shareholders for Consideration by the Committee

      The Committee will consider properly submitted shareholder nominees for candidates for membership on the Board of Directors. Shareholders proposing individuals for consideration by the Committee must include at least the following information about the proposed nominee: the proposed nominee's name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the nominee to:

     Corporate Secretary
     Florida Rock Industries, Inc.
     155 East 21st Street
     Jacksonville, Florida 32206

      In order for an individual proposed by a shareholder to be considered by the Committee for recommendation as a Board nominee for the Annual Meeting of Shareholders to be held in early 2007, the Corporate Secretary must receive the proposal no later than 5 p.m. Eastern Time on September 30, 2006. Such proposals must be sent via registered, certified, or express mail. The Corporate Secretary will send properly submitted shareholder proposed nominations to the Committee Chair for consideration at a future Committee meeting. Individuals proposed by shareholders in accordance with these procedures will receive the same consideration that individuals identified to the Committee through other means receive.

Nominations by Shareholders at Annual Meeting

     The Company's Articles of Incorporation provide that only persons who are nominated in accordance with the procedures set forth in the Articles of Incorporation shall be eligible for election as directors by the shareholders. Under the Articles of Incorporation, directors may be nominated, at a meeting of shareholders at which directors are being elected, by (1) the Board of

Directors  or any committee or  person  authorized  or
appointed by the Board of Directors, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complies with certain notice procedures. These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty
(40)  days  prior to the meeting except that, if less than  fifty
(50) days' notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

Director Qualifications Standards

    The   Corporate  Governance  and  Nominating  Committee   has
established  the  following  standards  and  qualifications   for
members of the Board of Directors:

     * Each director shall at all times represent the interests of the shareholders of the Company.

     * Each director shall at all times exhibit high standards of integrity, commitment and independence of thought and judgment.

     * Each director shall dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending shareholder meetings and meetings of the Board and Committees of which he or she is a member, and by reviewing in advance all meeting materials.

     * The Board shall meet the applicable standards of independence from the Company and its management.

     * The Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company's operations and interests.

    The Corporate Governance Guidelines establish a retirement policy at age 70 (or the expiration of their term after their 70th birthday) for directors who joined the Board after 1986.

Identification, Evaluation and Selection of Nominees

      The Committee periodically reviews the appropriate size and composition of the Board and anticipates future vacancies and needs of the Board. In the event the Committee recommends an increase in the size of the Board or a vacancy occurs, the Committee considers qualified nominees from several sources, which may include current Board members, a director search firm, and nominees recommended by shareholders and other persons.

     The Committee may from time to time retain a director search firm to help the Committee identify qualified director nominees for consideration by the Committee.

      The Committee evaluates qualified director nominees at regular or special Committee meetings against the current
Director Qualifications Standards described above and reviews qualified director nominees with the Board. The Committee and the Chairman of the Board interview candidates that meet the Director Qualifications Standards, and the Committee selects nominees that best suit the Board's current needs and recommends one or more of such individuals for appointment to the Board.

               NON-EMPLOYEE DIRECTOR COMPENSATION

      The following table summarize the compensation arrangements with our non-employee directors for the 2005 and 2006 fiscal years.

                                        2005          2006
                                        ----          ----

Annual Retainer(1)                    $15,000       $15,000

Attendance Fee Per Meeting(2)         $2,000        $2,000

Committee Fees:
    Audit Committee Chair             $10,000       $10,000
    Other Audit Committee Members     $5,000        $5,000
    Compensation Committee  and
     Corporate Governance
     Committee Chairs                 $2,000        $2,000
    Other Members of Compensation
     and Corporate Governance
     Committees                       $1,000        $1,000

Director Stock Purchase Plan          25% Match     25% Match
                                      and payment   and payment
                                      of broker     of broker
                                      commissions   commissions
                                       (3)           (3)

Stock Options                         1,000 options 1,000 options
                                      per meeting   per meeting
                                      attended(4)   attended(4)

(1) The  Company  also pays one non-employee director  (Mr.
    Fichthorn) $60,000 per year for financial consulting and related services.

(2) Non-employee directors receive meeting fees of $2000 per Board meeting attended. No fees are paid for attendance at committee meetings. We reimburse our directors for travel and lodging expenses that they incur in connection with their attendance of directors' meetings and meetings of shareholders of the Company. From time to time, the Company may transport one or more non-employee directors to and from such meetings in the Company's airplane.

(3) Our  non-employee directors may elect to  participate  in the Director Stock Purchase Plan under which non-employee directors may invest all or any portion of their director fees in the Company's common stock, which is purchased in the open market. The Company matches 25% of the designated investment and pays all broker commissions.

(4) Effective January 1, 2005, non-employee directors receive an automatic grant of options to purchase 1,000 shares of common stock for each regularly scheduled director meeting attended. These options are exercisable immediately, have an exercise price equal to the closing price of the Company's common stock on the date of the meeting, and expire ten years after the grant date.

                         PROPOSAL NO. 1
                      ELECTION OF DIRECTORS

     Our Board of Directors is divided into three classes. One class of directors is elected at each annual meeting of shareholders for a three-year term of office. There are four nominees for re-election as Class II directors for a three-year term expiring in 2009. In addition, due to the addition of three directors since the last annual meeting of shareholders, there is one additional nominee for re-election as a Class III director for a term expiring in 2007 and two additional nominees for re-election as Class II directors for a term expiring in 2008.

     Your proxy will be voted for the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the proxy holders shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

     The Board of Directors unanimously recommends a vote FOR the election of these director nominees.

     The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after this annual meeting of shareholders. The sections of this proxy statement entitled Common Stock Ownership of Certain Beneficial Owners and Common Stock Ownership by Directors and Executive Officers contain information concerning stock ownership of the director nominees and the other directors continuing in office.



                      Nominees for Director

                                      Director    Director       Other
Name and Principal            Age   Class/Terms    Since    Directorships
   Occupation
------------------            ---   -----------   --------- -------------
Edward L. Baker               70    Class II        1970     Patriot
Chairman of the Board of           (Exp. 2009)               Transportation
the Company                                                  Holding, Inc.

Robert P. Crozer             58     Class I         2005
Senior  Advisor, Greenhill         (Exp. 2008)
& Co., Inc.
(Investment banking firm)
firm)





John A. Delaney               49    Class III      2005
President,  University  of        (Exp. 2007)
North Florida

J. Dix Druce Jr.              57    Class II       2001      Regency
Chairman    of    National        (Exp. 2009)                Centers
P.E.T.  Scan LLC                                             Corporation

William P. Foley              60    Class I        2005      Fidelity
Chairman and CEO, Fidelity        (Exp. 2008)                National
National Financial, Inc.                                     Financial, Inc.
                                                             CKE Restaurants,
                                                             Inc.

John D. Milton Jr.           60    Class II        2002
Executive Vice President,         (Exp. 2009)
Treasurer and Chief
Financial Officer

William H. Walton III        52    Class II        2003     St. Joe Co.
Managing Member, Rockpoint        (Exp. 2009)
Group,  LLC (a real estate
investment firm); Managing
Principal, Westbrook  Real
Estate  Partners,  LLC  (a
real   estate   investment
firm)



  Directors Continuing In Office After The 2006 Annual Meeting

                                   Director    Director       Other
    Name and Principal      Age   Class/Terms    Since    Directorships
        Occupation
    ------------------      ---   -----------  ---------  -------------

A. R. Carpenter             62     Class I       1993     Regency
Retired Vice Chairman of          (Exp. 2008)             Centers
 CSX Corporation                                          Corporation
                                                          Stein Mart,
                                                          Inc.
                                                          PSS World
                                                          Medical, Inc.


John D. Baker II            56     Class I       1979     Patriot
President and Chief               (Exp. 2008)             Transportation
 Executive Officer of the                                 Holding, Inc.
 Company                                                   Holding, Inc.
                                                          Hughes Supply,
                                                           Inc.
                                                          Wachovia




                                                           Corporation

Thompson S. Baker II         46    Class III     1991      Patriot
Vice   President   of  the        (Exp. 2007)              Transportation
Company                                                    Holding, Inc.

Luke E. Fichthorn III        63    Class III     1972     Bairnco
Partner      in      Twain        (Exp. 2007)              Corporation
 Associates   (a   private                                Patriot
 investment banking firm);                                Transportation
 Chairman  of  the   Board                                Holding, Inc.
 and    Chief    Executive
 Officer of Bairnco Corporation
   (manufacturing)

Francis X. Knott             59    Class III     2003
Chairman    of    Partners        (Exp. 2007)   (Also
Management Co.,  LLC  and                     from 1989
 Partners  Realty   Trust,                     to 2002)
 Inc.   (a   real   estate
 management enterprise)



     Tillie K. Fowler, a director since 2001, passed away in March 2005. G. Kennedy Thompson, a director since 1998, resigned from our Board in May 2005. We appreciate their service in support of our Company.

     All of the nominees and directors have been employed in their respective positions for the past five years, except
Messrs. Carpenter, Crozer, Delaney and Milton.

     Mr. Carpenter retired in February, 2001, as Vice Chairman of CSX Corporation, a position he had held since July 1999. From 1962 until February 2001, he held a variety of positions with CSX, including President and Chief Executive Officer of CSX Transportation.

     Mr. Crozer, age 58, has served as Senior Advisor to Greenhill & Co., Inc., an investment banking firm, since September 2004. From March 2001 to September 2004, Mr. Crozer served as Chairman of Wahyam Capital, LLC, a private investment firm. From 1989 to March 2001, Mr. Crozer served as Vice Chairman of Flowers Foods, Inc., and its predecessor, Flowers Industries, Inc. Mr. Crozer also served as a director of Keebler Foods Company from 1996 to March 2001 and as Chairman of the Board of Directors of Keebler from 1998 until March 2001.

     Mr. Delaney, an attorney, has served as President of the University of North Florida since July 2003. From 1995 to 2003,
Mr. Delaney served as Mayor of the City of Jacksonville.

     Mr.  Milton  joined  the Company in his current  offices  on
January  1,  2001.   Prior  to joining the  Company,  Mr.  Milton
practiced law in Jacksonville, Florida with the law firm of Martin, Ade, Birchfield & Mickler, P.A.

     Edward  L. Baker and John D. Baker II are brothers. Thompson
S. Baker II is the son of Edward L. Baker.

     See Certain Relationships and Related Party Transactions for a discussion of the relationships between the Company and Patriot
Transportation Holding, Inc.

                         PROPOSAL NO. 2
                       APPROVAL OF AMENDED
             MANAGEMENT INCENTIVE COMPENSATION PLAN

      The Board of Directors originally adopted a Management Incentive Compensation Plan in 1978. The plan is intended to attract, retain and motivate highly qualified senior management and other key employees and to reward exceptional performance through the payment of performance-based incentive compensation. On December 7, 2005, on the recommendation of the Compensation Committee, the Company's Board of Directors adopted the Amended Management Incentive Compensation Plan ("MIC Plan"), subject to the approval of the Company's shareholders.

      In assessing this proposal, shareholders should consider that directors who also are employees of the Company are eligible to receive incentive compensation under the MIC Plan and thus may have a substantial interest in this proposal.

      The  approval of the MIC Plan requires the affirmative vote
of   a  majority  of  the  outstanding  shares  of  common  stock represented and entitled to vote at the meeting.

     The Board of Directors unanimously recommends a vote FOR the adoption of the Amended Management Incentive Compensation Plan.

                     Summary of the MIC Plan
                     ------------------------

      The following summary describes the principal features of the MIC Plan and is qualified in its entirety by reference to the MIC Plan, a copy of which is attached hereto as Annex C.

Purpose of the MIC Plan
-----------------------

      The purpose of the MIC Plan is to provide incentives to executives and key employees who are responsible for providing leadership in attaining the Company's business objectives. The MIC Plan accomplishes this objective by paying awards only after the achievement of the specified goals.

      The MIC Plan is also designed for awards to qualify as "performance-based" compensation under Section 162(m) of the
Internal Revenue Code of 1986 (the "Code"). With limited exceptions, under Section 162(m), the Company may not receive a federal income tax deduction for compensation in excess of $1 million paid in any one year to the Company's Chief Executive Officer or to any of the four other most highly compensated executive officers (the "Named Executive Officers"). However, if the Company pays compensation that is

"performance-based" under Section 162(m), the Company still can receive a federal income tax deduction for the compensation even
if it exceeds $1 million during  a single year.   The MIC Plan
allows the Company to pay performance-based compensation that satisfies the requirements of Section 162(m).

Administration by Compensation Committee
----------------------------------------

      The MIC Plan is administered by the Compensation Committee of the Board of Directors. Members of the Compensation Committee must qualify as "outside directors" under Code Section 162(m). Subject to the provisions of the MIC Plan, the Compensation Committee, acting in its sole and absolute discretion, will have full power and authority to interpret, construe and apply the provisions of the MIC Plan and to take such action as may be necessary or desirable in order to carry out the provisions of the MIC Plan. The Compensation Committee may amend or terminate the Plan at any time and for any reason.

Components of the MIC Plan
--------------------------

      The MIC Plan includes the Annual MIC Program, which incorporates the fundamental elements of the pre-existing MIC
Plan, and the G2G Incentive Bonus Program, which was approved by the Board of Directors in fiscal 2005.

Annual MIC Program
------------------

      Eligible Participants. Executive officers and other key employees may be selected for participation in the Annual MIC Program. The Compensation Committee (in the case of executive officers) and the Chief Executive Officer (in the case of other employees) will determine the participants for each fiscal year. For the 2005 fiscal year, 219 persons were selected for participation in the Annual MIC Program. Approximately the same number of persons have been selected for participation in the Annual MIC Program for fiscal 2006.

      Determination of Potential Awards. For each fiscal year, the Compensation Committee will establish performance objectives for each participant in the Annual MIC Program and a maximum bonus that may be earned by the participant for achievement of the performance objectives. The maximum bonus may be expressed as a percentage of base salary as of a specific date or over a specified period. The Compensation Committee also may establish a minimum level of achievement below which no bonus will be earned and a formula for determining the bonus if actual performance meets the minimum level but is less than the targeted performance level.

       With respect to participants that are not executive officers, the Compensation Committee may delegate to the Chief Executive Officer the authority to determine participants, performance objectives, maximum bonus levels and minimum performance levels. The Compensation Committee shall establish performance objectives, bonus amounts and minimum achievement levels for executive officers for each fiscal year within ninety days after the beginning of the fiscal year.

      Performance Objectives. Performance objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department or function within the Company or subsidiary in which the participant is employed. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index.

      In the case of Named Executive Officers, performance objectives shall be limited to achievement of specified levels of, or increases in, one or more of the following measures:

          *    return on capital employed
          *    return on equity
          *    total return to shareholders
          *    net earnings
          *    diluted earnings per share
          *    earnings before interest and taxes
          * earnings before interest, taxes, depreciation and amortization
          *    after tax cash flow
          *    free cash flow
          *    economic value added (EVA)
          *    financial return ratios
          *    earnings ratios
          *    balance sheet measurements
          *    internal rate of return
          *    market share
          *    gross profit
          *    operating income

      Determination of Achievement Level and Payment. Promptly after the the necessary financial or other information for a particular fiscal year becomes available, the Committee will determine the amount, if any, of the bonus payable to each participant for that fiscal year and will, in the case of Named Executive Officers, certify in writing prior to payment that the performance objectives and any other required terms and conditions to the award were in fact satisfied.

      A participant's bonus for a fiscal year will be paid within 3 months (or such other time period permitted by applicable law) following the end of the applicable fiscal year. The Committee may, however, establish a separate arrangement pursuant to which payment of all or a portion of a participant's incentive award for a fiscal year may or must be deferred.

      Maximum  Individual  Award.   The maximum  incentive  award
which any participant may earn under the Annual MIC Program for any fiscal year shall not exceed $10 million.

     Maximum Bonus Pool.    The total bonus pool under the Annual
MIC Program is limited to 15% of the Company's consolidated income before income taxes for the applicable fiscal year.

       Termination   of  Employment.    Unless  the  Compensation
Committee determines otherwise, no bonus will be payable to a participant if the participant's employment terminates for any reason at any time prior to the scheduled payment date.

G2G Incentive Bonus Program
---------------------------

       Background.    The  Company,  with  the  guidance  of   an
independent management consultant, has developed a set of initiatives to improve the Company's performance over fiscal years 2005 to 2007. In developing these initiatives, the Company has established certain financial and non-financial targets and objectives for the Company for fiscal years 2005 to 2007. The Compensation Committee also has developed a G2G Incentive Bonus Program for achievement of these targets and objectives.

      Eligible Participants.    A limited number of up to 25  top
management employees designated by the Compensation Committee are eligible to participate in the G2G Incentive Bonus Program.

      Performance Objectives. Participants in the G2G Incentive Bonus Program are eligible to receive (in addition to any Annual MIC Program bonus) a one-time bonus of 100% of their base salary for fiscal year 2007 if the Company achieves a targeted level of net earnings (excluding net earnings from real estate sales), on a cumulative basis, for fiscal years 2005 through 2007. The bonus award will be prorated up to the maximum amount if the targeted net income level is not fully achieved but a specified minimum performance level is achieved.

      Payment. Any bonuses earned will be paid following the issuance of the Company's audited financial statements for fiscal 2007. To be eligible to receive the bonus, a participant must remain employed by the Company at the time the bonus is paid (unless the Compensation Committee elects to waive this requirement).

     Maximum Award.    The maximum award that any participant may
receive under the G2G Incentive Bonus Program is 100% of his or her base salary for the 2007 fiscal year.

      Future Performance Periods. The Compensation Committee may, at the end of 2007 fiscal year, elect to continue the G2G Incentive Bonus Program for the periods covering fiscal years 2008 to 2010 and fiscal years 2011 to 2013 (the "Future G2G Periods") by designating, within ninety days after the beginning of the applicable Future G2G Period, up to 25 top management employees who are eligible to participate, establishing a net earnings target (and minimum threshold) for the Future G2G Period, and establishing the maximum bonus levels (expressed as a percentage of the participant's 2010 base salary and 2013 base salary, respectively).

Plan Benefits
-------------

      In December 2004, the Compensation Committee established performance objectives for fiscal 2005 under the Annual MIC Program for each of the executive officers based on targeted levels of return on capital employed. Executive officers were eligible to earn up to a specified percentage of their base salary based on the extent to which the objectives were achieved, provided a minimum performance level was achieved. The maximum awards for executive officers were established at the following percentages of base salaries as of September 30, 2005:

          Executive Officer        Maximum Bonus
          -----------------        -------------
          Chief Executive Officer  150% of Base Salary
          Chairman                 100% of Base Salary
          Chief Financial Officer  100% of Base Salary
          Other Executive Officers 85% of Base Salary

      In December 2005, the Compensation Committee reviewed these goals against actual performance and certified the extent to which these objectives had been achieved. At that time, the Compensation Committee also established performance objectives, minimum performance levels and maximum awards for fiscal 2006.

      The following table sets forth (i) awards to the Named Executive Officers and the other groups listed below for fiscal 2005 under the Annual MIC Program, (ii) the maximum awards that would be payable to these persons and groups under the Annual MIC Program for fiscal 2006, and (iii) the maximum amount that would be payable under the G2G Incentive Bonus Program for the 2005 to 2007 fiscal years if the performance objective is fully achieved.


                          Fiscal 2005     Potential     Potential
Name of Individual or      Awards($)      Fiscal 2006      G2G
     Group                                  Awards       Awards
---------------------     ------------    ------------  ----------


John D. Baker II                                        100% of
President and Chief                                     2007 salary
Executive Officer          $921,350        $944,795

Edward L. Baker                                         100% of
Chairman                   $501,481        $514,018     2007 salary

John D. Milton, Jr.                                     100% of
Executive Vice President                                2007 salary
and Chief Financial        $440,000        $453,000
Officer

Thompson S. Baker II                                    100% of
Vice President             $182,125        $276,250     2007 salary

George S. Hossenlopp                                    100% of
Vice President             $225,250        $238,000     2007 salary

Clarron Render                                          100% of

Vice President             $222,768        $240,550     2007 salary

Non-Executive Director     Not Eligible    Not Eligible Not Eligible
Group (non-employee
directors)

Executive Group (All                                    100% of
current executive          $3,057,454      $3,249,291   2007 salary
officers as a group)

Non-Executive Officer      $9,519,481      10% to 70%   100% of
Employee Group (All                        of salary as 2007 salary(1)
employees other than                       of September
executive officers, as a                   30, 2005(1)
group)

(1) A limited number of employees who are not executive officers are eligible to participate in the Annual MIC
    Program, and a very limited number of employees who are not executive officers are eligible to participate in the G2G Incentive Bonus Program.

    Potential awards under the Annual MIC Program for years after fiscal 2006 and under any Future G2G Periods cannot be determined at this time as no performance objectives or potential awards have been established for those periods.

Equity Compensation Plan Information

      The following table summarizes our equity compensation plan information as of September 30, 2005.

              Equity Compensation Plan Information
              -------------------------------------
                                                     Number of
                                                    securities
                                                    remaining
                   Number of        Weighted-     available for
                 securities to       average     future issuance
                be issued upon   exercise price    under equity
 Plan category    exercise of    of outstanding    compensation
                  outstanding       options,          plans
                   options,       warrants and      (excluding
                 warrants and        rights         issued and
                    rights                         outstanding
                                                     options,
                                                   warrants and
                                                     rights)
 -------------   -------------    ------------    --------------

Equity compensation
plans approved
by security
holders:             3,591,926      $16.89            1,219,000

Equity compensation
plans not approved
by security holders:         0        ---                     0

TOTAL                3,591,926      $16.89            1,219,000


Federal Tax Consequences
------------------------

      Code Section 162(m) generally authorizes tax deductions for certain executive compensation in excess of $1 million only if such compensation is based on performance and the plan under which it is paid is approved by the shareholders. If the shareholders do not approve the MIC Plan, a portion or all of the bonus payments to the Named Executive Officers might not be deductible by the Company, to the extent that total compensation paid to the Named Executive Officer in that fiscal year exceeds $1 million.

Vote Required
-------------

      The affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the meeting (in person or by proxy) is required for the approval of the MIC Plan. Abstentions from voting on this proposal will have the practical effect of a vote against this proposal because an abstention results in one less vote for the proposal. Broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends a vote FOR approval of the Amended Management Incentive Compensation Plan.

                         PROPOSAL NO. 3
               PROPOSAL TO APPROVE AN AMENDMENT TO
                  THE ARTICLES OF INCORPORATION
             TO INCREASE THE AUTHORIZED COMMON STOCK

     The Company's Board of Directors has approved and recommends that the shareholders approve a proposal to amend paragraph A of
Article III of the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.10 per share, from 100,000,000 shares to 150,000,000 shares. The Board of Directors believes that the proposed amendment to the Articles of Incorporation shown below is in the best interests of the Company and its shareholders:

      A. The maximum number of shares of capital stock which the corporation shall be authorized to have outstanding at any time is one hundred fifty million (150,000,000) shares of voting common stock with a par value of $.10 per share and ten million (10,000,000) shares of preferred stock, to be issued in such classes and series as the board of directors may, in accordance with the provisions of Florida Statutes and without further stockholder action, from time to time authorize to be issued.

       As of December 13, 2005, 65,567,292 shares of common stock were issued and outstanding. Approximately 4,810,926 shares were reserved for issuance under shareholder approved stock option plans. As of the close of business on December 13, 2005, none of the Company's 10,000,000 shares of authorized preferred stock have been issued. As a result, only approximately 29,621,782 shares of common stock remained available for future corporate purposes.

Reason for the Proposal
-----------------------

       The Board of Directors has concluded that increasing the number of authorized shares of common stock will give the Company the ability to respond to growth of the Company's business that may occur in the future. Although the Board has no specific plans or commitments for the issuance of any of the additional shares that would be authorized by the amendment, the Board believes that the increase in the number of authorized shares will provide flexibility for future stock splits (effected in the form of a stock dividend) without the expense of a special shareholder meeting or waiting until the next annual meeting, and for other actions the Company might wish to take, such as paying for acquisitions with stock of the Company, equity offerings to raise capital, and employee benefit plans.

Certain Effects of the Proposal
-------------------------------

       If shareholders approve the proposed amendment, the Board of Directors may issue such shares without further shareholder action except as required by law, regulation, or applicable stock exchange requirements. The additional shares, when issued, will have the same voting and other rights as the Company's presently authorized common stock. The holders of common stock do not have preemptive rights to subscribe for additional shares of common stock.

Anti-Takeover Effects and Other Provisions
------------------------------------------

      Although the Board has no present intention of issuing any additional shares of common stock as an anti-takeover step, the issuance of additional common stock could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company. For example, the issuance of additional shares could be used in a manner that would dilute the voting power of shares then outstanding. Shares of common stock could also be issued to persons or entities that would support the Board of Directors in opposing a takeover bid which the Board determines to be not in the best interests of the Company, its shareholders, and its employees.

Effective Date
--------------

       The Board reserves the right to abandon the amendment set forth in this Proposal at any time before its effectiveness whether before or after shareholder approval. If approved by the shareholders and not abandoned by the Board, the amendment would become effective upon the filing with the Secretary of State of Florida of Articles of Amendment, which filing is expected to take place shortly after the shareholders approve the amendment.

Vote Required
-------------

      The affirmative "FOR" vote by the holders of a majority of the shares of common stock represented at the meeting in person or by proxy is required to approve this amendment to the Company's Articles of Incorporation.

       The  Board of Directors recommends that shareholders  vote
"FOR" this proposal. Proxies will be voted FOR this proposal unless a contrary vote is specified.

                 SHAREHOLDER RETURN PERFORMANCE

     The following table and graph compare the performance of our common stock to The S&P 600 Smallcap Index and two peer groups of companies in our industry for the five-year period commencing
September 30, 2000 and ending on September 30, 2005. The table and graph assume that $100 was invested on September 30, 2000 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends.

      The  second peer group (Peer Group 2) consists  of  Lafarge
North  America,  Inc.,  Martin Marietta  Materials,  Inc.,  Texas
Industries, Inc., and Vulcan Materials Company.

      In prior years, we also included Florida Rock in the peer group. We have decided not to include Florida Rock in the peer group in the future in order to provide a better comparison of our shareholder return performance to the performance of other selected companies in our industry. For this year, however, we have presented in the table and graph both Peer Group 1 (which includes Florida Rock) and Peer Group 2 (which does not include Florida Rock).


              2000     2001      2002     2003     2004     2005
              ----     ----      ----     ----     ----     ----

Florida Rock   100      121       119       195      301     597
S&P 600 Index  100       89        88       111      139     168
Peer Group 2   100      116        99       114      156     238
(New Peer Group)
Peer Group 1   100      117       101       121      168     264
(with Florida
Rock)

                         (Graph Omitted)

                  COMPENSATION COMMITTEE REPORT

Role of Committee
-----------------

      The Compensation Committee's duties and responsibilities include:

     * review and approval of the Company's goals and objectives relevant to the compensation of the Chief Executive Officer;

     *     evaluating the job performance of the Chief  Executive
Officer in light of those goals and objectives;

     * determining the compensation levels (including base, incentive and equity compensation) of the Chief Executive Officer and other senior executive officers;

     * administering the Company's stock option plans and the Management Incentive Compensation Plan;

     * making recommendations to the Board of Directors with respect to any incentive and equity-based compensation plans; and

     *     periodically  reviewing, with the Chairman  and  Chief
Executive Officer, the succession plans for senior executive officers and making recommendations to the Board relating to those succession plans.

     The Compensation Committee operates under a written charter adopted by the Board.

Compensation Philosophy
-----------------------

      The  Compensation  Committee believes  that  the  Company's executive  compensation programs should promote the  creation  of shareholder value by:

     * enabling the Company to attract, retain and motivate skilled and experienced personnel that are critical to the Company's long-term success;

     * aligning executive compensation with the short-term and long-term financial performance and strategic objectives of the Company; and

     *    rewarding superior performance.

Elements of Executive Compensation
----------------------------------

Base Salary

      The Compensation Committee annually reviews and determines the base salaries of the Chief Executive Officer and other senior executive officers. In making its determinations regarding base salaries, the Committee considers the executive's qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive and the extent to which those goals and objectives are achieved, competitive salary practices (including compensation paid to executives at peer companies shown on the Shareholder Return Performance Graph), other elements of the executive's compensation (including incentive and equity based compensation and other benefits) and such other factors as the Committee may deem relevant.

Management Incentive Compensation Plan

     Annual Incentive Bonus Program. The Amended Management Incentive Compensation Plan (the "MIC Plan") contains two separate programs - the Annual MIC Program (formerly known as the MIC Plan) and the G2G Incentive Bonus Program. The Annual MIC Program provides officers and key employees an opportunity to earn an annual cash bonus for achieving specified, performance-based goals. In recent years (including fiscal 2005 and fiscal
2006) the Compensation Committee has established performance objectives for the executive officers based on targeted levels of return on capital employed. If specified minimum threshold levels are achieved, the executive officers can earn cash bonuses up to the following amounts:

          Executive Officer             Bonus Potential
          -----------------             ----------------
          Chief Executive Officer       150% of Base Salary
          Chairman                      100% of Base Salary
          Chief Financial Officer       100% of Base Salary
          Other Executive Officers      85% of Base Salary

     G2G Incentive Bonus Program. The G2G Incentive Bonus Program offers participants, including executive officers, the opportunity to earn a cash bonus for the Company's achievement of a targeted level of cumulative net earnings for fiscal years 2005 to 2007. If a specified minimum level of net earnings is achieved for this period, the participants will earn cash bonuses up to 100% of their base salary for fiscal 2007.

Management Security Plan

      The  Management Security Plan provides for  certain  annual
payments   to  certain  senior  executive  officers   (or   their
beneficiaries) for a period of up to 15 years after their retirement or death.

Equity Based Compensation

      Under the 2000 Stock Plan, the Company may grant qualified or non-qualified options to executive officers, directors and other key employees. The Compensation Committee believes that long-term compensation in the form of stock options is critical in motivating and rewarding the creation of long-term shareholder value by linking the compensation provided to officers and other key management personnel with gains realized by the shareholders. The vesting periods associated with stock options encourage this key group to continue in the employ of the Company. All options are granted at an option price equal to the fair market value of the Company's common stock on the date of grant and vest ratably over a period of five years.

     During the 2005 fiscal year, the Company granted to the Named Executive Officers non-qualified options to acquire a total of 75,000 shares of the Company's common stock. In determining the number of options to be granted to senior executive officers, including the Chief Executive Officer, the Committee takes into account the individual's position, scope of responsibility, ability to affect profits and shareholder value, the individual's historic and recent performance, company performance, the individual's base salary and other elements of the individual's compensation, stock options previously granted to the individual, and the levels of stock option awards granted to executives in comparable positions with peer companies.

Additional Benefits

      Senior executive officers participate in other employee benefit plans (including the Profit Sharing and Deferred Earnings Plan and the Employee Stock Purchase Plan) generally available to employees on the same terms as similarly situated employees. In addition, certain senior executive officers participate in a Medical Reimbursement Plan and a Tax Services Reimbursement Plan and receive certain other additional perquisites that are described  in  this  Proxy Statement under the heading  Executive
Compensation.

CEO Compensation
----------------

      Annual Evaluation. The Compensation Committee meets in executive session each year to evaluate the performance of the Chief Executive Officer, to determine his Annual MIC Program bonus for the prior fiscal year, to establish his Annual MIC Program performance objectives for the current fiscal year and his base salary for the next calendar year, and to consider and approve any equity incentive compensation grants to the Chief Executive Officer.

     2006 Base Salary. Effective January 1, 2006, the Compensation Committee established a base salary of $629,863 for Mr. John D. Baker II, representing an increase of 2.5% over his base salary for the prior year. In determining this base salary amount, the Compensation Committee considered:

     * the performance of the Company during fiscal 2005, including a 37% increase in diluted earnings per share over fiscal 2004, a $127 million increase in shareholders' equity and a 23.1% return on average shareholders' equity;

     * Mr. Baker's experience and industry knowledge and the quality and effectiveness of his leadership at the Company;

     * all of the components of Mr. Baker's compensation, including base salary, incentive compensation under the MIC Plan, stock options, retirement and death benefits under the MSP Plan, and benefits and perquisites; and

     * the compensation paid to the chief executive officers of the peer companies and the size and financial performance of the peer companies in relation to the Company.

     No specific weighting was applied to these factors.

      Annual MIC Program Bonus. The Compensation Committee established a performance objective for Mr. Baker for fiscal 2005 based on a targeted level of return-on-capital employed (ROCE). These performance objectives permitted Mr. Baker to earn a cash bonus of up to 150% of his fiscal 2005 base salary if the Company achieved at least a specified minimum level of ROCE. In December 2005, the Compensation Committee reviewed the Company's actual performance versus the targeted and minimum ROCE levels. The Committee certified the extent to which the performance objective had been achieved and that any other material terms for Mr. Baker to earn the bonus were satisfied. Mr. Baker earned a bonus of $921,350 based on the Company's fiscal 2005 performance.

     The Compensation Committee also established a performance objective for Mr. Baker for fiscal 2006 based on minimum threshold and target ROCE levels. Mr. Baker can earn a cash bonus of up to 150% of his base salary for fiscal 2006 based on the extent to which the Company achieves these ROCE targets.

     Stock Option Grant. In December 2005, the Compensation Committee granted to Mr. Baker options to purchase 15,000 shares of common stock at an exercise price equal to fair market value on the date of grant. The options vest ratably over a five year period and expire ten years from the date of grant. In approving this option grant, the Committee considered the factors considered in determining his 2006 base salary, the number of options currently held by the Chief Executive Officer, the level of options granted to him in prior years, and the level of stock option grants awarded to the chief executive officers of the peer group companies. No specific weighting was applied to any of these factors.

Section 162(m) Policy and the MIC Plan

      Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a tax deduction to public companies for compensation over $1,000,000 paid for any fiscal year to the Chief Executive Officer and the Company's four other most highest paid executive officers, other than certain performance-based compensation. The Committee intends to structure executive compensation to comply with Code Section 162(m) but recognizes that at times it may be in the best interest of the Company to provide for certain compensation even though it may not be fully tax deductible.

      Based on the recommendations of the Compensation Committee, the Board of Directors has adopted the Amended Management Incentive Compensation Plan that is being submitted to the shareholders for approval at the Annual Meeting of Shareholders. The MIC Plan is being submitted to the shareholders to assure that incentive compensation that is tied to the achievement of performance objectives will qualify as deductible performance-based compensation.

Employment and Change-In-Control Agreements

      None of the Named Executive Officers has any employment agreement with the Company or other agreement that would pay benefits upon a change-in-control (other than any provisions in any stock option plan that would accelerate option vesting).

Reasonableness of Compensation

     After considering all components of the compensation paid to the Named Executive Officers, the Compensation Committee has determined that the compensation is reasonable and not excessive.

Submitted by:       Francis X. Knott, Chairman
                    William P. Foley II
                    William H. Walton III
                    Members of the Compensation Committee

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report and the foregoing Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

                     EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning the compensation of our Chief Executive Officer and our other five most highly compensated executive officers who served in such capacities during the fiscal year ended September 30, 2005 (the "Named Executive Officers"):

                       Annual Compensation
                       -------------------



                                                  Long Term      All Other
Name and Principal         Salary       Bonus     Compensation  Compensation
  Position          Year    ($)        ($) (1)    Options#(2)       ($)
------------------  ----   ------      -------    -----------   -------------

John D. Baker II    2005  606,041      921,350     22,000         67,110
 President and      2004  576,434      870,995     22,500         46,361
 Chief Executive    2003  560,312      580,663     22,500         42,048
 Officer

Edward L. Baker     2005  497,830      501,481     22,000         94,096
 Chairman of the    2004  486,875      486,875     22,500         52,572
 Board              2003  550,906      333,509     22,500         35,434

John D.             2005  436,875      440,000     18,750         19,347
 Milton, Jr.        2004  424,375      416,813     18,750         16,872
 Executive Vice     2003  411,250      284,275     18,750         14,485
 President and
 Chief Financial officer

Thompson S. Baker   2005  303,750      182,125     18,750         44,896
 II                 2004  282,500      242,250     18,750         15,744
Vice President      2003  272,500      202,813     15,000         11,964

George J.           2005  261,250      225,250     15,000         22,355
 Hossenlopp         2004  247,500      206,125     15,000         12,140
 Vice President     2003  238,750      173,460     15,000         14,651

Clarron Render      2005  270,500      222,768     15,000         22,554
Vice President      2004  261,000      181,076     15,000         14,572
                    2003  211,667       54,774     15,000         13,089



(1) Bonuses under the MIC Plan are accrued in the year earned and paid in the following year.

(2) Option numbers have been adjusted for the stock splits effected on January 16, 2004 and July 1, 2005.

Other Annual Compensation from Summary Compensation Table
----------------------------------------------------------

       The   following  table  contains  a  breakdown  of   the
compensation and benefits included under All Other Compensation in the Summary Compensation table above.



             Year    Personal      Plan        Medical and     Life     Use of   Miscell-
                     Use of     Marketing     Tax Services   Insurance Company  aneous(5)
                     Company   Contributions  Reimbursement     (3)     Aircraft   (6)
                       Car         (1)             (2)                    (4)

             ----    -------   -------------   ------------   --------  --------  -------

John D.
 Baker II   2005     1014      6300            17,483         14,278    15,570    12,465
            2004     2989      6150            19,244         14,253     3,725    ----
            2003     1039      6000            14,028         19,056     1,925    ----

Edward L.
 Baker      2005     3938      7020              3154         38,642    24,472    16,870
            2004     4490      6870            39,244           ----     1,968     ----
            2003     5888      6720             1,215         19,539     2,072     ----

John D.
 Milton,Jr. 2005     9756      7020              2571          ----       ----     ----
            2004     9661      6870               341          ----       ----     ----
            2003     4916      6720               849          ----       ----     ----

Thompson
 S. Baker
 II         2005     1700      6300              3013          ----      7,236    26,647
            2004     4496      6670              4578          ----      -----     ----
            2003     1562      6720              2770          ----        912     ----

George J.
 Hossenlopp 2005     4356      7208              4099          ----       ----     6,692
            2004     4766      6946               428          ----       ----      ----
            2003     3902      6720              4029          ----       ----      ----


Clarron
 Render     2005     3367      7095               645          ----       ----    11,447
            2004     3381      6900              4291          ----       ----    ----
            2003     4437      6354              2298          ----       ----    ----



(1) The Named Executive Officers are eligible to participate in the Profit Sharing and Deferred Earnings Plan and the Employee Stock Purchase Plan on the same terms as other employees. The amounts shown reflect the Company's matching contributions under these plans.

(2) The amounts shown represented benefits paid under the Company's Medical Reimbursement Plan, under which the Company reimburses certain officers for personal medical expenses not covered by insurance, and the Tax Services Reimbursement Plan, under which the Company reimburses certain officers up to $12,000 per year for personal tax planning and tax return preparation services.

(3) The amounts shown reflect bonuses paid to Edward L. Baker and John D. Baker II for the premium costs on life insurance policies that are owned by them. Prior to July 30, 2002, the Company paid the premiums under these policies under a split dollar arrangement.

(4) For business related safety and security reasons, the Company encourages Edward L. Baker and John D. Baker II to use the Company's airplane for non-business as well as business travel for the Company's benefit rather than as a personal benefit or perquisite. They reimburse the Company for non-business use at a specified hourly rate. The amount shown for 2005 represents the difference between the incremental cost to the Company (based on the average weighted cost of fuel, on-board catering, trip-related maintenance, landing/ramp fees and other miscellaneous variable costs) of use of the Company airplane for non-business use and the amount reimbursed by the Named Executive Officer. The Company previously valued this benefit using the Standard Industry Fare Levels
     (SIFL) published by the Internal Revenue Service, and the 2003 and 2004 amounts have been computed using the SIFL methodology.

(5) The amounts shown under the Miscellaneous column represent payment of country club and social club dues on behalf of the Named Executive Officers and other miscellaneous reimbursed expenses. These club memberships generally are maintained for business entertainment but may be used for personal use. The entire amount of the membership dues for 2005 (but not prior years) has been included, although we believe that only a portion of this cost represents a perquisite. The table does not reflect the cost of benefits under our group health insurance and group life insurance plans (which the Named Executive Officers participate in on the same terms as other employees).

(6) The Company owns a hunting lodge that is used primarily for business entertainment or other business use. Edward
     L. Baker supervises the operation of the hunting lodge as part of his employment responsibilities, and the Company encourages him to use it for lodging and meals when feasible for the convenience of the Company. The Named Executive Officers also are entitled to complimentary use of the lodge facilities (including lodging and meals) for business entertainment as well as for occasional personal use when the facility is not scheduled for other business use. The amounts shown in the Miscellaneous column include an estimate of the incremental cost to the Company of the personal use of the hunting lodge during 2005 (but not prior years) but does not include any amount for use of the hunting lodge for business purposes.

Management Security Plan
-------------------------

     Our Management Security Plan (the "MSP Plan") provides the following benefits to certain officers and key employees (and their beneficiaries) upon retirement or death:

     Event                              Benefit Payment
     -----                              ---------------

     Participant's Retirement           Two  times  the  Annual
                                        Benefit  Level   during
                                        the  first year and the
                                        Annual Benefit Level in
                                        subsequent years  until
                                        the  latter of (i)  the
                                        participant's death, or
                                        (ii)      the      15th
                                        anniversary          of
                                        retirement   (or    the
                                        earlier  death  of  the
                                        designated beneficiary)

     Death Prior to Retirement          Two  times  the  Annual
                                        Benefit  Level   during
                                        the  first year and the
                                        Annual Benefit Level in
                                        subsequent years  until
                                        the  later of  (i)  the
                                        15th anniversary of the
                                        participant's death  or
                                        (ii)   the   date   the
                                        participant would  have
                                        turned   65   (or,   in
                                        either    case,     the
                                        earlier  death  of  the
                                        designated beneficiary)

     The Annual Benefit Levels are based on a percentage of base salary levels as of December 31, 2002. The Annual Benefit
Levels for the Named Executive Officers participating in the MSP Plan are:

          John D. Baker II                   $275,000
          Edward L. Baker                    $237,500
          Thompson S Baker II                $132,500
          George J. Hossenlopp               $117,500

     John D. Milton, Jr., is not eligible to participate in the MSP Plan. Accordingly, the Compensation Committee has approved a lump sum retirement payment to Mr. Milton (or his beneficiary) upon his retirement or his earlier death. The lump sum payment will be equal to $50,000 multiplied by the number of years from January 1, 2004 that Mr. Milton is employed with the Company, plus an interest accrual of 6.5% per year.

Option Grants in the Last Fiscal Year (1)
-----------------------------------------

                   Individual Grants                        Grant
                   -----------------                     Date Value
                                                         ----------



Name              Number of   Percent of    Exericse or  Expiration   Grant Date
                 Securities  total options/ base price   Date (3)     Present
                 Underlying  SARs granted   ($/Sh)(2)                 Value $(4)
                 Options/SARs to employees
                 granted (3)  in fiscal
                  (2)            year
-----            -----------  ------------   -----------  ----------  -----------

John D. Baker II   22,500        4.91          $37.83      12/01/2014   $267,525

Edward L. Baker    22,500        4.91          $37.83      12/01/2014   $267,525

John D. Milton Jr. 18,750        4.09          $37.83      12/01/2014   $222,938

Thompson S.        18,750        4.09          $37.83      12/01/2014   $222,938
Baker II

George J.          15,000        3.27          $37.83      12/01/2014   $178,350
Hossenlopp

Clarron Render     15,000        3.27          $37.83      12/01/2014   $178,350




(1) All information in this table relates to nonqualified stock options. The Company has not granted any incentive stock options or stock appreciation rights ("SARs").

(2) After giving effect to the 3 for 2 stock split effected on July 1, 2005.

(3) Options become exercisable in five equal installments each year beginning on the first anniversary of the grant date.

(4) This estimate is determined using the Black-Scholes model. This model was developed to estimate the fair value of traded options, which have different characteristics than employee stock options, and changes to the subjective assumptions used in the model can result in materially different fair value estimates. This hypothetical value is based on the following assumptions: an exercise price equal to the market value on day of grant; estimated dividend yield of 1.4%; expected volatility of 26.9%; risk-free interest rate of 4.1%; and expected lives of 7 years.

Option Exercises and Year End Values
------------------------------------

     The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2005 and the number and value of unexercised options held by each Named Executive Officer.


                                 Number of    Value of Unexercised In-
                                Unexercised    The-Money Options at
                                 Options at    at Septebmer 30, 2005(1)
                            September 30, 2005
                            ------------------  -----------------------


            Shares
          Acquired on                                                Unexercis-
  Name    Exercise     Value   Exercisable Unexercisable Exercisable    Able $
                     Realized       #            #            $
  ----   ----------- --------  ----------- ------------- ----------- ----------


John D.
Baker II      -         -        401,624     89,156       $23,106,574 $3,561,800

Edward L.
Baker         -         -        401,624     89,156       $23,106,574 $3,561,800

John D.
Milton Jr.    -         -        168,750    103,125       $ 8,797,889 $4,507,052


Thompson
S. Baker II   -         -         39,465     66,585       $ 1,919,296 $2,586,336


George J.
Hossenlopp  27,000  $1,408,588    36,600     55,275       $ 1,821,976 $1,197,958

Clarron
Render      27,500  $1,591,588    38,340     58,335       $ 1,876,100 $2,315,089




(1) The closing price of the Company's common stock on the New York Stock Exchange composite transactions tape on September 30, 2005 (the last trading day in fiscal 2005) of $64.09 less the exercise price, was used in calculating the value of unexercised and exercisable options.

      CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Four directors of the Company (Edward L. Baker, John D. Baker II, Thompson S. Baker II and Luke E. Fichthorn III) also are directors of Patriot Transportation Holding, Inc. ("Patriot"). The four directors beneficially own approximately 48.4% of the stock of Patriot and 26% of the stock of the Company. The Bakers may be considered to be control persons of both the Company and Patriot.

     Patriot routinely hauls petroleum products for the Company. Patriot has numerous petroleum hauling competitors at all terminal and plant sites and the rates charged are, accordingly, established by competitive conditions. The Company also leases from Patriot certain construction aggregates mining sites and other properties, including the Company's principal offices. The Company paid rents and royalties and charges for transportation services to subsidiaries of Patriot totaling $6,728,000 in fiscal 2005. Approximately 5.1% of Patriot's revenue was attributable to the Company during fiscal year 2005. The Company provides certain administrative, human resources, risk management and property management services to Patriot. Our subsidiaries charged Patriot $174,000 for these services in fiscal 2005.

     Mr. Fichthorn provides the Company with financial consulting and other services on an ongoing basis for which he receives
$60,000 per year.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table and notes set forth the beneficial ownership of our common stock by each person known by us to own beneficially more than 5% of the common stock of the Company.

  NAME AND ADDRESS          AMOUNT AND NATURE          PERCENT
OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP        OF CLASS
-------------------        --------------------        --------

Baker Holdings, LP             11,050,080(1)            16.9%
Edward L. Baker                 1,003,210(1)             1.5%
John D. Baker II                4,256,343(1)             6.5%
Cynthia L. Baker Trust            375,000(1)             0.6%
P.O. Box 4667
Jacksonville, FL 32201           __________            _______

                               16,684,633(1)            25.4%

Fidelity Management &
 Research Company               3,020,200(2)             4.6%
Fidelity Management Trust
 Company                          126,849(2)               *
Strategic Advisers, Inc.              150(2)               *
 82 Devonshire Street
 Boston, MA 02109
Fidelity International Limited  1,115,050                1.7%
 Pembroke Hall
 42 Crowlane
 Hamilton, Bermuda              ___________
                                4,262,249(2)             6.5%

Royce  & Associates, Inc.       4,022,550(3)             6.1%
 1414 Avenue of the Americas
 New York, NY  10019

  *  Less than 1%

 (1) Edward L. Baker and John D. Baker II are the sole shareholders of the general partner of Baker Holdings, LP and as such have shared voting and dispositive power over the shares owned by the partnership. Edward L. Baker and John D. Baker II each have a pecuniary interest in 4,284,192 shares. See Common Stock Ownership By Directors and Executive Officers and the accompanying notes for additional information on shares beneficially owned by Edward L. Baker and John D. Baker II.

(2)  Information  regarding  ownership  by  FMR  Corp.  and   its
     subsidiaries is based on information provided in a Schedule 13G filed with the Securities and Exchange Commission on December 12, 2005. According to that filing, (i) Edward C. Johnson 3d, FMR Corp., has sole dispositive power with respect to shares owned by

     Fidelity Management & Research Company and sole voting and dispositive power of shares owned by Fidelity Management Trust Company, and (ii) Fidelity Investments Limited has the sole voting and dispositive power with respect to the 1,115,000 shares that it owns.

(3) Information regarding ownership by Royce & Associates, Inc. ("Royce") is based on information provided in a Schedule 13G filed with the Securities Exchange Commission on January 27, 2005, after giving effect to the 3-for-2 stock split effected on July 1, 2005. Royce has sole voting and dispositive power as to the shares shown.

        COMMON STOCK OWNERSHIP BY DIRECTORS AND OFFICERS

     The following table and notes set forth the beneficial ownership of our common stock by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of October 31, 2005.

    NAME OF               AMOUNT AND NATURE          PERCENT OF
BENEFICIAL OWNER         BENEFICIAL OWNERSHIP(1)       CLASS
----------------         -----------------------     ----------

Edward L. Baker          7,956,598(2)(3)(4)(5)(6)(7)   12.1%
John D. Baker II         8,728,035(2)(3)(5)(6)(7)(8)   13.3%
Thompson S. Baker II       189,780(7)(9)                 *
A. R. Carpenter             46,735                       *
Robert P. Crozer             2,500                       *
John A. Delaney              3,792                       *
J. Dix Druce Jr.            11,151                       *
Luke E. Fichthorn III      142,537                       *
William P. Foley II          2,500                       *
Francis X. Knott             9,771                       *
George J. Hossenlopp        46,954                       *
John D. Milton Jr.         177,671(10)                   *
Clarron E. Render           98,323                       *
William H. Walton III        6,530                       *

All Directors and
 Officers as a group
(18 people)             17,776,228                     27.1%

  *Less than 1%

(1) Except for shares noted in the footnotes below, the listed person has sole voting and investment power of shares listed by their name. The figures shown above include options to purchase the following number of shares that are exercisable within 60 days of October 31, 2005: Edward L. Baker - 432,281 shares, John D. Baker II - 432,281 shares; Thompson
     S. Baker II - 60,675 shares; A.R. Carpenter - 5,000 shares; Robert P. Crozer - 2,500 shares; John A. Delaney - 3,500 shares; J. Dix Druce, Jr. - 5,000 shares; Luke E. Fichthorn III - 5,000 shares; William P. Foley II - 2,500 shares; Francis X. Knott -- 5,000 shares; George Hossenlopp - 36,600 shares; John D. Milton, Jr. - 168,750 shares; Clarron E. Render - 38,340 shares; and William H. Walton III - 5,000 shares.

(2) Edward L. Baker and John D. Baker II are the sole shareholders (with shared voting power) of the general partner of Baker Holdings, LP, which owns 11,050,080 shares of our common stock. Each of them holds a pecuniary interest in 4,284,192 shares owned by Baker Holdings, LP, and each of them disclaim beneficial ownership of the shares owned by Baker Holdings, LP except to the extent of their pecuniary interest. In the table above, 4,284,192 of the shares owned by Baker Holdings, LP are included in the reported beneficial ownership of John D. Baker II, and the remaining 6,765,888 shares are included in the reported beneficial ownership of Edward L. Baker.

(3) Edward L. Baker and John D. Baker II are trustees (with shared voting power) and income beneficiaries of the Cynthia
     L. Baker Trust, which owns 375,000 shares of our common stock. In the table above, one-half of the shares (187,500 shares) owned by the Cynthia L. Baker Trust are included in the reported beneficial ownership of each of Edward L. Baker and John D. Baker II, who disclaim beneficial ownership except to the extent of their pecuniary interest.

(4)  Includes  159,247 shares in the Profit Sharing and  Deferred
     Earnings Plan of the Company; and 13,603 shares held by the wife of Edward L. Baker as to which he disclaims any beneficial interest.

(5) Includes for John D. Baker II 529,941 shares held in various trusts for the benefit of his children. Edward L. Baker serves as trustee of certain of these trusts. None of these shares are included in the beneficial ownership totals for Edward L. Baker. Both Edward L. Baker and John D. Baker II disclaim beneficial ownership of these shares.

(6) The Thompson S. Baker Living Trust owns 5,832 shares, as to which Edward L. Baker and John D. Baker II have shared voting and dispositive powers. The table attributes to Edward Baker 1,944 shares as to which he has a pecuniary interest and an additional 1,944 shares in which another person has a pecuniary interest. The remaining 1,944 shares in which John D. Baker II has a pecuniary interest are included in the shares shown for John D. Baker II.

(7) Edward L. Baker, John D. Baker II and Thompson S. Baker II may be considered to be control persons of the Company.

(8) Includes 517,657 shares owned by his wife's living trust as to which John D. Baker II disclaims any beneficial interest.

(9) Includes 27,648 shares owned by the wife and three minor children of Thompson S. Baker II, as to which Thompson S.
     Baker II disclaims any beneficial interest.

(10) With respect to Mr. Milton, the table includes options which are exercisable within 60 days of November 30, 2004.

                     AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, the Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company's results and the assessment of the Company's internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications With Audit Committees).

     In  addition,  the  Audit Committee has discussed  with  the independent registered public accounting firm the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Audit Committee also has considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with the auditor's independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

     The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

     The Audit Committee discussed with the Company's internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2005, for filing with the Securities and Exchange Commission. The Committee has selected KPMG LLP as the Company's independent registered public accounting firm for fiscal 2006.

     Submitted by:                 J. Dix Druce, Jr., Chairman
                                   A.R. Carpenter
                                   John A. Delaney

Members of the Audit Committee

      The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has selected KPMG LLP as the Company's independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal 2006. Representatives of KPMG LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Following the end of the 2004 fiscal year, the Audit Committee dismissed Deloitte & Touche LLP as the Company's principal public accountants and engaged KPMG, LLP. Deloitte & Touche's reports on the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended September 30, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports included unqualified opinions with an explanatory paragraph to disclose that effective October 1, 2002, the Company changed its method of accounting for its costs of reclamation to conform to Standard of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations".

      In addition, during the Company's fiscal years ended September 30, 2004 and September 30, 2003 and the subsequent interim period through the date on which the Audit Committee dismissed Deloitte & Touche, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

      During the Company's fiscal years ended September 30, 2004 and 2003 and the subsequent interim period through the date on which the Audit Committee engaged KPMG LLP, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit and Non-Audit Fees

      The following table presents fees for professional audit services rendered by KPMG and Deloitte & Touche for the audit of the Company's financial statements for the years ended September 30, 2005 and September 30, 2004, and fees billed by KPMG and Deloitte & Touche for other services during those periods.


                                               Fiscal Year
   Service Provided                         2004         2005
   ----------------                         ----         ----

Audit fees
----------
Annual audit                              $  325,000    194,425
Internal control over financial reporting  1,433,107      ---
Accounting consultation                       25,470      ---
                                           _________    _______
                       Total audit fees    1,783,577    194,425

Audit related fees
------------------
Employee benefit plans                        55,000     59,865
                                           _________    _______

                 Total audit related fees     55,000     59,865
                                           ---------    -------
Tax fees
--------
Compliance (federal and state returns) and
   research                                   39,525    140,622
                                           _________    _______
                 Total  tax fees              39,525    140,622

All other fees
--------------
Accounting Research Online annual subscription 2,400        ---
                                            ________    ________
                 Total fees              $ 1,880,502   $ 394,912
                                         ===========   =========

(1)  Audit  fees  consisted  of  audit  work  performed  in   the
     preparation of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as statutory audits. Any amounts charged by Deloitte & Touche for accounting consultation with respect to fiscal 2004 are included in the fees shown for "Annual Audit."

(2) Audit related fees consisted principally of audits of employee benefit plans.

(3) Tax fees consisted principally of assistance related to tax compliance and reporting.

Pre-Approval of Audit and Non-Audit Services

      Under the Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved all audit services, audit-related services and tax review, compliance and planning services performed for the Company by KPMG with respect to fiscal 2005.

                     ADDITIONAL INFORMATION

Shareholder Proposals

   Proposals  of  shareholders intended to  be  included  in  the
Company's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2007 must be delivered in writing to the principal executive offices of the
Company  no  later  than August 20, 2006.  The inclusion  of  any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

   Except  for  shareholder  proposals  to  be  included  in  the
Company's proxy materials, the deadline for nominations for director submitted by a shareholder is forty days before the next annual meeting, and for other shareholder proposals is November 3, 2006. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Restated Articles of Incorporation.

   The Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 3, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as beneficial owners of 10% or more of the Company's outstanding common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, The New York Stock Exchange and the Company. Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis.

Additional Company Documents

Our website, www.flarock.com, includes copies of (i) our Annual Report on Form 10-K, including the Financial Statements and Financial Schedules, (ii) our Corporate Governance Guidelines,
(iii) the Charters of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, and (iv) our Code of Business Conduct and Ethics. Shareholders may receive copies of these documents without charge by writing to the Treasurer at Post Office Box 4667, Jacksonville, Florida 32201.

                              BY ORDER OF THE BOARD OF DIRECTORS

January 2, 2006                         Dennis D. Frick
                                             Secretary





            PLEASE RETURN THE ENCLOSED FORM OF PROXY,
          DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
              ENVELOPE, WHICH REQUIRES NO POSTAGE.

                             ANNEX A

                  FLORIDA ROCK INDUSTRIES, INC.
                 STANDARDS OF BOARD INDEPENDENCE
                 -------------------------------

      As used in these Standards of Board Independence, the term the "Company" includes Florida Rock Industries, Inc. and any of its subsidiaries. The term "immediate family member" includes the director's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and any other person (other than domestic employees) who shares the director's home.

      The following standards will apply in determining whether a director is an independent director for all purposes other than service on the Company's Audit Committee:

     1. Disqualification. A director will not be considered an independent director under any circumstances if:

      A. The director is or was employed by, or any immediate family member of the director is or was an executive officer of, the Company at any time during the previous 3-year period;

      B. The director or any of his or her immediate family members receives or has received at any time during the previous 3-year period more than $100,000 in direct compensation from the Company, other than fees for service on the Board of Directors or any committee of the Board of Directors and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

      C. The director is or has been at any time during the previous 3-year period affiliated with or employed by, or has an immediate family member who is or has been at any time during the previous 3-year period affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company;

      D. The director or any of his or her immediate family members is or has been, at any time during the previous 3-year period, a part of an interlocking directorate in which an executive officer of the Company serves or served on the compensation committee of another company that employs the director or his or her immediate family member, as applicable; or

      E. The director is or has been at any time during the previous 3-year period an executive officer or employee, or has an immediate family member who is or has been at any time during the previous 3-year period an executive officer, of a company that either makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of (A) $1,000,000 or (B) 2% of such other company's consolidated gross revenues.

     2. Board Determination. A director will not be considered an independent director unless the Board of Directors makes an affirmative determination that the director, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Company, has no "material relationship" with the Company.

      A. For purposes of determining whether a director has a "material relationship" with the Company, the Board of Directors will consider all relevant facts and circumstances. "Material relationships" can include commercial, industrial, banking,
consulting,   legal,   accounting,   charitable   and
familial relationships (among others).

      B. For purposes of determining whether a director has a "material relationship" with the Company, a director will not be considered to have a "material relationship" with the Company solely by virtue of the fact that:

          (i)   the  director,  or any of his  or  her  immediate
     family   members,   receives  consulting   fees   or   other
     compensation from the Company not in excess of $100,000 per year; or

          (ii) the director, or any of his or her immediate family members, formerly served in public office, and in connection with such public service, received campaign contributions from the Company or any of its affiliates within the limits prescribed by all applicable laws; or

          (iii) the director, or any of his or her immediate family members, serves on the Board of Directors of any company on which another director of the Company serves as a director, employee or contractor; or

          (iv) the director, or any of his or her immediate family members, serves on the Board of Directors of Patriot
     Transportation Holding, Inc.

Notwithstanding the foregoing, in the event that any director, or any of his or her immediate family members, has relationships that fall within two (2) or more of the foregoing categorical standards, the Board shall consider the materiality of all such relationships, in the aggregate, to determine whether such director is independent.

     C. The Company will disclose the categorical standards set forth herein for the Board's determination of the independence of any director in the Company's annual proxy statement. If the Board makes a determination that any director who does not meet these categorical standards is "independent," the Company will disclose the basis of the Board's determination in the Company's annual proxy statement.

                           APPENDIX B

                  FLORIDA ROCK INDUSTRIES, INC.
                     AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring of (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The  Audit  Committee shall prepare the report  required  by  the
rules   of   the   Securities   and  Exchange   Commission   (the
"Commission") to be included in the Company's annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange,
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, as in effect from time to time. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committee of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance and Nominating Committee. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically in separate executive sessions with management (including the chief financial officer and chief accounting officer), the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee may fix its own rules of procedure, which shall not be inconsistent with this Audit Committee Charter and the Bylaws and Corporate Governance Guidelines of the Company. The Audit Committee may form and delegate authority to subcommittees (consisting of one or more committee members) when appropriate.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation, retention, evaluation, terms of engagement, and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment  of  compensation  to  the independent  auditor  for  the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee and ordinary administrative expenses of the Audit Committee as may be necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters
------------------------------------------

1.   Meet   to  review  and  discuss  with  management  and   the
     independent auditor the annual audited financial statements, including reviewing the specific disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2.   Meet   to  review  and  discuss  with  management  and   the
     independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.   Discuss   with   management  and  the  independent   auditor
     significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles.

4. Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

5. Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company's internal controls report and the independent auditor's attestation of the report prior to the filing of the Company's Form 10-K.

6. Review and discuss quarterly reports from the independent auditors on:

     (a)  All critical accounting policies and practices to be used;

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

     (c)  Other  material  written  communications  between   the
          independent auditor and management, such as any management letter or schedule of unadjusted differences.

7.   Discuss   with  management  the  Company's  earnings   press
     releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings
     guidance  provided  to analysts and rating  agencies.   Such
     discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

8. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

9. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

10. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work (and management's response), any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weakness therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor
-------------------------------------------------------------------

12. Review and evaluate the lead partner of the independent auditor team.

13. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the
     Company.   Evaluate  the  qualifications,  performance   and
     independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the
     opinions  of  management and internal auditors.   The  Audit
     Committee shall present its conclusions with respect to the independent auditor to the Board.

14. Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

15. Establish and maintain clear policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

16. Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company's audit team.

17. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Internal Audit Function
-----------------------

18.  Review   the  appointment  and  replacement  of  the  senior
     internal audit executive.

19. Review the significant reports prepared by the internal auditing department and management's responses.

20. Discuss with the independent auditor and management the internal audit department responsibilities, the budget and staffing and any recommended changes to the planned scope of the internal audit.

Compliance Oversight Responsibilities
-------------------------------------

21.  Obtain  from the independent auditor assurance that  Section
     10A(b) of the Exchange Act has not been implicated.

22.  Establish   procedures  for  the  receipt,   retention   and
     treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

24. Discuss with the Company's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies and internal controls.

Limitation of Audit Committee's Role
------------------------------------

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                             ANNEX C

                  FLORIDA ROCK INDUSTRIES, INC.
                             AMENDED
             MANAGEMENT INCENTIVE COMPENSATION PLAN


Amended Plan
-------------

      This Amended Management Incentive Compensation Plan (the "MIC Plan") of Florida Rock Industries, Inc. (the "Company"), is a continuation, amendment and restatement of the Company's existing Management Incentive Compensation Plan and the G2G Incentive Bonus Plan.

Purpose
-------

     The objective of the MIC Plan is to advance the Company's interests by providing cash incentive awards to executive officers and key employees of the Company and its subsidiaries based upon the achievement of objective performance goals that help to enhance shareholder value. The MIC Plan is a performance based compensation plan as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and payments under the Plan are intended to qualify for tax deductibility under Section 162(m).

Administration
--------------

     The MIC Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors. All of the members of the Committee must be "outside directors" within the meaning of Section 162(m) of the Code and "independent directors" within the meaning of the listing standards of the New York Stock Exchange.

     The Committee shall have full power in its discretion to, among other things, (i) select executive officers and key employees to participate in the MIC Plan, (ii) establish performance objectives and incentive awards linked to the achievement of those performance objectives, (iii) determine other terms and conditions of incentive awards, (iv) construe and interpret the MIC Plan, (v) make all determinations and take all other actions necessary or advisable for the proper administration of the MIC Plan and (v) amend or terminate the MIC Plan. Unless otherwise provided in the MIC Plan, each determination made and each action taken by the Committee pursuant to the MIC Plan (i) shall be within the sole discretion of the Committee, (ii) may be made at any time, and (iii) shall be final, binding and conclusive for all purposes on all persons, including but not limited to, participants in the MIC Plan, their beneficiaries and legal representatives, and employees of the Company.

      It is the intent of the Company that the MIC Plan satisfy the requirements of Section 162(m) of the Code, in the case of participants who are "covered employees" within the meaning of Code Section 162(m) (the "Named Executive Officers"). Nevertheless, the Committee may in its sole discretion elect to make awards to the Named Executive Officers that do not comply with Code Section 162(m). In addition, the Committee may administer the MIC Plan in a manner that applies the requirements of Section 162(m) only to persons who are Named Executive Officers and may delegate to the Chief Executive Officer the duties and functions of the Committee with respect to persons that are not named executive officers.

Incentive Bonus Programs
------------------------

     The MIC Plan consists of two separate incentive compensation programs, the Annual MIC Program and the G2G Incentive Bonus
Program.

Annual MIC Program
------------------

     Eligibility. Executive officers and other key employees of the Company and its subsidiaries may be selected for participation in the Annual MIC Program. The Compensation Committee (in the case of executive officers) and the Chief Executive Officer (in the case of other employees) will determine the participants for each fiscal year.

     Determination of Potential Awards. For each fiscal year and on a participant by participant basis, the Compensation Committee will establish performance objectives for each participant in the Annual MIC Program and a maximum cash bonus that may be earned by the participant for achievement of the performance objectives. The maximum bonus may be expressed as a percentage of base salary as of a specific date or over a specified period. The Compensation Committee also may establish a minimum performance level of achievement below which no bonus will be earned and a formula for determining the bonus if actual performance meets the minimum level but is less than the targeted performance level.

     The Compensation Committee shall establish written performance objectives, bonus amounts and minimum achievement levels for executive officers for each fiscal year within 90 days after the beginning of that fiscal year. With respect to participants that are not executive officers, the Compensation Committee may delegate to the Chief Executive Officer the authority to determine participants, performance objectives, maximum bonus levels and minimum performance levels.

      Performance Objectives. Performance objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department or function within the Company or subsidiary in which the participant is employed. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index.

      In the case of Named Executive Officers, performance objectives shall be limited to achievement of specified levels of, or increases in, one or more of the following measures:

          *    return on capital employed;
          *    return on equity;
          *    total return to shareholders;
          *    net earnings;
          *    earnings per diluted share;
          * earnings before interest, taxes, depreciation and amortization;
          *    earnings before interest and taxes;
          *    after tax cash flow;
          *    free cash flow;
          *    economic value added (EVA);
          *    financial return ratios;
          *    earnings ratios;
          *    balance sheet measurements;
          *    internal rate of return;
          *    market share;

          *    gross profit; and
          *    operating income.

      Determination of Achievement Level and Payment. Promptly after the necessary financial or other information for a particular fiscal year becomes available, the Committee will determine the amount, if any, of the bonus payable to each participant for that fiscal year and will, in the case of Named Executive Officers, certify in writing prior to payment that the performance objectives and any other required terms and conditions to the award were in fact satisfied.

      A participant's bonus for a fiscal year will be paid within 90 days (or such other time period permitted by applicable law) following the end of the applicable fiscal year. The Committee may, however, establish a separate arrangement pursuant to which payment of all or a portion of a participant's incentive award for a fiscal year may or must be deferred. It is intended that any such arrangement will comply with the requirements of Section 409A of the Code.

      Maximum  Individual Award.   The maximum  bonus  which  any
participant may earn under the Annual MIC Program for any fiscal year shall not exceed $10 million.

     Maximum Bonus Pool.    The total bonus pool under the Annual
MIC Program for any fiscal year is limited to 15% of the Company's consolidated income before income taxes for that fiscal year.

       Termination   of  Employment.    Unless  the  Compensation
Committee determines otherwise, no bonus will be payable to a participant if the participant's employment terminates for any reason at any time prior to the scheduled payment date.

G2G Incentive Bonus Program
---------------------------

       Background.    The  Company,  with  the  guidance  of   an
independent management consultant, has developed a set of initiatives to improve the Company's performance over fiscal years 2005 to 2007. In developing these initiatives, the Company has established certain financial and non-financial targets and objectives for the Company for fiscal years 2005 to 2007 (the "Initial G2G Period"). The Compensation Committee also has developed the G2G Incentive Bonus Program that provides cash incentive award to key executives for achievement of one of the targeted objectives.

      Eligible Participants.    A limited number of up to 25  top
management employees designated by the Compensation Committee are eligible to participate in the G2G Incentive Bonus Program.

      Performance Objective. The Company has established a performance objective based upon a specific targeted level of cumulative net earnings (excluding net earnings from real estate sales), for the Initial G2G Period (the "G2G Period Targeted Net Earnings"). The Committee also established a minimum performance level of cumulative net earnings (excluding net earnings from real estate sales) for the Initial G2G Period (the "G2G Period Minimum Net Earnings").

     Potential Awards. If the Company achieves the G2G Period Targeted Net Earnings for the Initial G2G Period, participants will earn a bonus of 100% of their base salary for fiscal year 2007. The bonus award will be prorated up to the maximum amount if the Company's actual performance is equal to or greater than the G2G Period Minimum Net Earnings but less than the G2G Period Targeted Net Earnings. No bonuses will be paid if the Company's actual performance is less than the G2G Period Minimum Net Earnings.

      Payment.     Any bonuses earned will be paid following  the
issuance of the Company's audited


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financial statements for fiscal 2007.  To be eligible to receive the bonus, a participant  must remain  employed  by the Company
at the time the  bonus  is  paid (unless   the  Compensation
Committee  elects  to   waive   this requirement).   Prior  to
any payments to the Named Executive Officers, the Compensation Committee shall certify in writing that the performance objective and all other terms and conditions to the award were satisfied.

     Maximum Award.    The maximum award that any participant may
receive under the G2G Incentive Bonus Program is 100% of his or her base salary for the 2007 fiscal year.

      Future Performance Periods. The Compensation Committee may, at the end of 2007 fiscal year, elect to continue the G2G Incentive Bonus Program for the periods covering fiscal years 2008 to 2010 and fiscal years 2011 to 2013 (the "Future G2G Periods") by designating, within 90 days after the beginning of the applicable Future G2G Period, up to 25 top management employees who are eligible to participate, establishing the G2G Period Targeted Net Earnings and G2G Period Minimum Net Earnings for the Future G2G Period, and establishing the maximum bonus level for participants (expressed as a percentage of the participant's 2010 base salary and 2013 base salary, respectively).

Amendment or Termination
------------------------

   The Committee may amend or terminate the Plan at any time. Any amendment to the MIC Plan shall require shareholder approval only to the extent required by Section 162(m) of the Code or any other applicable law or the listing standards of the New York Stock Exchange.

Term of the Plan
----------------

   The Plan continues the existing Management Incentive Compensation Plan and the existing G2G Incentive Bonus Program. This Amended Management Incentive Compensation Plan shall be effective upon adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company, and no amounts may be paid with respect to periods after fiscal 2005 prior to such approval. Unless sooner terminated by the
Committee, the MIC Plan will continue through the date of the annual meeting of shareholders of the Company (or any adjournment thereof) in 2016.

Governing Law
-------------

   The MIC Plan and each award made under the MIC Plan shall be governed by the laws of the State of Florida, without regard to conflicts of law principles.

No Rights Conferred
-------------------

Nothing contained herein will be deemed to give any person any right to participate in or receive an incentive compensation award under the MIC Plan or to be retained in the employ or service of the Company or any subsidiary or interfere with the right of the Company or any subsidiary to terminate the employment or other service of any person for any reason.

                  FLORIDA ROCK INDUSTRIES, INC.
             PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR FEBRUARY 1, 2006

     The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Florida Rock Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 155 East 21st Street, Jacksonville, Florida on February 1, 2006 at 9 o'clock in the morning, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

1. The election of the following director nominees: John A. Delaney to serve for a one-year term, William P. Foley II and Robert P. Crozer to serve for a two-year term, and Edward L.
Baker, J. Dix Druce, Jr., John D. Milton, Jr., and William H. Walton III to serve for a three-year term.

     / /  FOR the nominees listed  /  /  WITHHOLD AUTHORITY
          above (except as marked        to vote for all nominees
          to the contrary below)         listed above



          To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

_________________________________________________________________


2.     The   approval   of   the  Amended  Management   Incentive
Compensation Plan

    / /  FOR approval  / /  AGAINST  approval  /  /  ABSTAIN

3.   The  approval  of  the proposed amendment of  the  Company's
Articles of Incorporation to increase the authorized capital stock.

   / /  FOR approval  / /  AGAINST approval   /  / ABSTAIN


4. To transact such other business as may properly come before the meeting or any adjournments thereof.

           (Continued and to be signed on other side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the directions of the undersigned shareholder, or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and for approval of the Amended Management Incentive Compensation Plan and the amendment to the Articles of Incorporation and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

     The undersigned hereby revokes any proxy heretofore given with respect to said stock, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated January 2, 2006 and authorizes and confirms all that the said proxies or their substitutes, or any of them, may do by virtue hereof.



				Dated:__________________________


               Signature: _______________________________________


               Signature if Held Jointly: _______________________



                              IMPORTANT:  Please date this  proxy
                              and  sign exactly as your  name  or
                              names  appear(s)  hereon.   If  the
                              stock  is  held jointly, signatures
                              should    include    both    names.
                              Personal representatives, trustees,
                              guardians and others signing  in  a
                              representative capacity should give
                              full  title.   If  you  attend  the
                              meeting  you  may,  if  you   wish,
                              withdraw  your proxy  and  vote  in
                              person.



       PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE



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